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                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 (No. 333-120954) of Sears Holdings Corporation, of our report dated August 8, 2003, relating to the financial statements and financial statement schedule of Kmart Holding Corporation which appears this Form 10-K.



PricewaterhouseCoopers LLP

Detroit, Michigan
March 8, 2005